Exhibit 10.4
EXECUTION VERSION
FIRST AMENDMENT AND LENDER JOINDER
TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT AND LENDER JOINDER TO REVOLVING CREDIT AGREEMENT, dated as of June 17, 2026, (this “Amendment and Joinder”), is entered into by and among K-PEC LIQUIDITY LIMITED, an exempted company incorporated in the Cayman Islands with limited liability (the “Borrower Representative”), as a borrower, the other parties listed on the signature pages hereto as “Borrowers” (collectively with the Borrower Representative, the “Borrowers”), SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as the administrative agent (in such capacity, the “Administrative Agent”), the Lenders identified on the signature pages hereto as “Existing Lenders” (the “Existing Lenders”), and the lending institution identified on the signature pages hereto as a “New Lender” (the “New Lender” and together with the Existing Lenders, the “Lenders”).
RECITALS
WHEREAS, reference is made to that certain Revolving Credit Agreement, dated as of December 23, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrowers, the Existing Lenders and the Administrative Agent;
WHEREAS, the parties hereto wish to amend the Credit Agreement pursuant to Section 10.05 thereof as further described herein;
WHEREAS, the New Lender will be joining the facility as an additional “Lender” (as such term is defined in the Credit Agreement) on and after the date hereof; and
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
SECTION 2. Changes to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
2.1.the definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Commitment” means:
(a)    in relation to a Lender party hereto as of the First Amendment Effective Date, the amount in Dollars set forth opposite its name under the heading “Commitment” in Schedule 1.01(A) hereto and the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with this Agreement (including pursuant to Section 2.02); and
1758870201.8     1

(b)    in relation to any other Lender, the amount in Dollars of any Commitment transferred to it under this Agreement, made by it or assumed by it in accordance with this Agreement (including pursuant to Section 2.02), in each case, to the extent not cancelled, reduced or transferred by it under this Agreement. The aggregate principal amount of the Commitments of all Lenders as of the First Amendment Effective Date is $1,225,000,000.”
2.2.the following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read in their entirety as follows:
2.3.““First Amendment Effective Date” June 17, 2026.”
2.4.““Loan Termination Event” has the meaning given to it in Section 2.08(a)(ii).”
2.5.““NAV Floor” means two hundred percent (200%) of the aggregate Commitments.”
2.6.Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
SECTION 3. “(a)    Mandatory.
SECTION 4. (i)    The aggregate Commitments shall be automatically and permanently reduced to zero ($0) on the expiration of the Availability Period.
SECTION 5. (ii)    Notwithstanding anything to the contrary in this Agreement or any other Finance Document, if, as of the last day of any reporting period for which financial statements are required to be delivered pursuant to Section 6.01, the Net Asset Value of the Eligible Assets decreases below the NAV Floor, the undrawn portion of each Lender’s Commitment will be automatically terminated (a “Loan Termination Event”). Notwithstanding the occurrence of such Loan Termination Event, no repayment of any outstanding Loans will be required on the date of such Loan Termination Event so long as such outstanding Loans on the date of such Loan Termination Event are not otherwise due and payable pursuant to the terms of this Agreement or any other Finance Document.”
5.1.The Schedules to the Credit Agreement are hereby amended and restated in their entirety in the form of Annex A attached hereto.
SECTION 6. New Lender Joinder. The New Lender desires to become a Lender under the Credit Agreement (as amended hereby, the “Amended Credit Agreement”). Accordingly, the New Lender agrees and confirms as follows:
6.1.the New Lender agrees to become a Lender as of the Effective Date and to be bound by the terms of the Amended Credit Agreement as a Lender pursuant to Section 10.06 the Amended Credit Agreement;

6.2.the New Lender confirms that it has received a copy of the Amended Credit Agreement and the other Finance Documents (except for copies of other Lenders’ Assignment Agreements which are available to the New Lender upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and Joinder;
6.3.the New Lender agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Amended Credit Agreement or any other Finance Document;
6.4.the New Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Finance Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
6.5.the New Lender agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Amended Credit Agreement are required to be performed by it as a Lender;
6.6.the New Lender confirms it has delivered to the Administrative Agent and the Borrowers completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify the New Lender’s complete exemption from United States withholding taxes with respect to any payments or distributions made or to be made to the New Lender in respect of the Loans or under the Amended Credit Agreement; and
6.7.as of the Effective Date, the New Lender shall be a party to the Amended Credit Agreement and the other Finance Documents as a Lender and have the rights and obligations of a Lender thereunder.
SECTION 7. Conditions Precedent. Section 2 and Section 3 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received:
7.1.a counterpart (or counterparts) of this Amendment and Joinder, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Administrative Agent in its reasonable discretion of the execution and delivery of this Amendment and Joinder by such parties;
7.2.an updated Schedule I to that certain Amended and Restated Fee Letter, dated as of October 15, 2025, by and among the Borrower Representative and the Administrative Agent;
7.3.a certificate dated as of the Effective Date signed by an authorized signatory of the Borrowers certifying and attaching the resolutions adopted by the Borrowers approving or consenting to this Amendment and Joinder;
7.4.reliance letters (in form and substance reasonably satisfactory to the New Lender) from each of: (a) Simpson Thacher & Bartlett LLP, special New York counsel and Hong Kong counsel to the Borrowers; (b) Maples and Calder (Cayman) LLP, Cayman Islands counsel to the Borrowers; (c) Stikeman Elliott LLP, Ontario counsel to the Borrowers; and (d) Mayer Brown PK Wong & Nair Pte. Ltd., Hong Kong counsel to the Administrative Agent; and

7.5.payment of all other fees and other amounts due and payable pursuant to the Finance Documents on or prior to the Effective Date, including the fees and disbursements invoiced at least two (2) Business Days prior to the Effective Date of the Administrative Agent’s special counsel, Mayer Brown LLP.
SECTION 8. Ratification of Credit Agreement and other Finance Documents.
8.1.Except as herein specifically agreed, the Credit Agreement and the other applicable Finance Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.
8.2.Each Borrower (as to itself and its general partner, if applicable) confirms to the Administrative Agent, for the benefit of each Agent and Lender, that its Collateral secures the Obligations of such Borrower under the Credit Agreement as amended hereby and any other Finance Document to which it is a party.
SECTION 9. Representations and Warranties. Each Borrower represents and warrants (as to itself and its general partner, as applicable) to the Administrative Agent and Lenders that:
9.1.the representations and warranties made in Article 4 of the Credit Agreement and in the other Finance Documents, or which are contained in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects on and as of the Effective Date, with the same force and effect as if made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date);
9.2.upon the Effective Date, no Event of Default or Default under Article 8 of the Credit Agreement shall have occurred and be continuing; and
9.3.this Amendment and Joinder has been duly authorized, executed and delivered by each Borrower and constitutes such Borrower’s legal and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law).
SECTION 10. Miscellaneous.
10.1.References to the Credit Agreement. Upon the Effective Date, each reference in the Credit Agreement to “this Credit Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
10.2.No Waiver. The execution, delivery and effectiveness of this Amendment and Joinder shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, any other Finance Document or any other instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
10.3.Governing Law. This Amendment and Joinder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

10.4.Successors and Assigns. This Amendment and Joinder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
10.5.Headings. Section headings in this Amendment and Joinder are for convenience of reference only and shall in no way affect the interpretation of this Amendment and Joinder.
10.6.Counterparts. This Amendment and Joinder may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment and Joinder by signing any such counterpart (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Electronic Commerce Act, 2000 (Ontario) or any other applicable law)). Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and Joinder or any document to be signed in connection with this Amendment and Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Joinder to be duly executed as of the day and year first above written.
BORROWER REPRESENTATIVE:
K-PEC LIQUIDITY LIMITED

By: /s/ Mark Rappo
Name: Mark Rappo
Title: Director
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

BORROWERS:

K-PEC SILVER AGGREGATOR GP LIMITED
K-PEC EGRET AGGREGATOR GP LIMITED
K-PEC LEAF AGGREGATOR GP LIMITED
K-PEC KELVIN AGGREGATOR GP LIMITED
K-PEC BROOM AGGREGATOR GP LIMITED
K-PEC PLUTUSX AGGREGATOR GP LIMITED
K-PEC HECTOR AGGREGATOR GP LIMITED
K-PEC ATHENA AGGREGATOR GP LIMITED
K-PEC TIGRA AGGREGATOR GP LIMITED
K-PEC MOUNTY AGGREGATOR GP LIMITED
K-PEC INCEPTION AGGREGATOR GP LIMITED
K-PEC CASTLE AGGREGATOR GP LIMITED
K-PEC HIGHLANDER AGGREGATOR GP LIMITED
K-PEC AZUR AGGREGATOR GP LIMITED
K-PEC EQUINOX AGGREGATOR GP LIMITED
K-PEC SANSIBAR AGGREGATOR GP LIMITED
K-PEC PEBBLE AGGREGATOR GP LIMITED
K-PEC POSEIDON AGGREGATOR GP LIMITED
K-PEC DRIVE 2024 AGGREGATOR GP LIMITED
K-PEC SHOW AGGREGATOR GP LIMITED
K-PEC GEOLOGIST AGGREGATOR GP LIMITED
K-PEC DANCE AGGREGATOR GP LIMITED
K-PEC ABACUS AGGREGATOR GP LIMITED
K-PEC AGGREGATOR HK GP LIMITED
K-PEC DANTE AGGREGATOR GP LIMITED
K-PEC TRAVIATA AGGREGATOR GP LIMITED
K-PEC SANDY AGGREGATOR GP LIMITED
K-PEC SNACKING AGGREGATOR GP LIMITED
K-PEC PATAGONIA AGGREGATOR GP LIMITED
K-PEC LUCIS AGGREGATOR GP LIMITED
K-PEC ORION AGGREGATOR GP LIMITED
K-PEC PRECISE AGGREGATOR GP LIMITED
K-PEC RISE AGGREGATOR GP LIMITED
K-PEC KAIROS AGGREGATOR GP LIMITED
K-PEC EVERGREEN AGGREGATOR GP LIMITED
K-PEC TK INVESTMENT AGGREGATOR GP LIMITED
K-PEC ARIES AGGREGATOR GP LIMITED
K-PEC GANESHA AGGREGATOR GP LIMITED
K-PEC INTEGRITY 2025 AGGREGATOR GP LIMITED
K-PEC PALLADIUM AGGREGATOR GP LIMITED

SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

By: /s/ Mark Rappo
Name: Mark Rappo
Title: Director
K-PEC CENTURY AGGREGATOR GP LLC
K-PEC PROOF BLOCKER GP LLC
K-PEC ALLIUM AGGREGATOR GP LLC
K-PEC MODENA AGGREGATOR GP LLC
K-PEC JUNE AGGREGATOR GP LLC
K-PEC GAME CHANGER AGGREGATOR GP LLC

By: /s/ Mark Rappo
Name: Mark Rappo
Title: Vice President, Operations

K-PEC ODYSSEY AGGREGATOR GP L.P.

By K-PEC ODYSSEY LLC, its general partner

By: /s/ Mark Rappo
Name: Mark Rappo
Title: Director
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent, a Lender and a Joint Lead Arranger

By:    /s/ Dominic Goh
Name: Dominic Goh
Title: Managing Director
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Alex Figueroa
Name: Alex Figueroa
Title: Authorized Signatory
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

COÖPERATIEVE RABOBANK U.A., as a Lender

By:    /s/ B.C.F. Cohen
Name: B.C.F. Cohen
Title: Director Fund Finance

By:    /s/ D.J.F van Lieshout
Name: D.J.F van Lieshout
Title: Head Fund Finance EAA

SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

BARCLAYS BANK PLC, as a Lender

By:    /s/ Steven Hopchick
Name: Steven Hopchick
Title: Authorized Signatory
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

MORGAN STANLEY BANK, N.A., as a Lender

By:    /s/ Michael Kwabo
Name: Michael Kwabo
Title: Authorized Signatory
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

MUFG BANK, LTD., as a Lender

By:    /s/ Kathleen Considine
Name: Kathleen Considine
Title: Managing Director
SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

UNICREDIT S.P.A., as a Lender

By:    /s/ Federico Ferrari
Name: Federico Ferrari
Title: Director

SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

EXISTING LENDER:

BNP PARIBAS S.A., as a Lender

By:    /s/ Olivier Jamin
Name: Olivier Jamin
Title: Global Head Fund Financing Group

By:    /s/ Simon Gagey
Name: Simon Gagey
Title: Managing Director

SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement

NEW LENDER:

UBS AG, STAMFORD BRANCH, as a Lender

By:    /s/ Amihope Tully
Name: Amihope Tully
Title: Executive Director

By:    /s/ Joseph O’Connor
Name: Joseph O’Connor
Title: Executive Director

SMBC – K-PEC
First Amendment and Lender Joinder to Revolving Credit Agreement